Capital Management	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Capital Management
39.	CAPITAL MANAGEMENT
The primary objective of managing the Group’s capital is to ensure that there is sufficient capital available to support the funding requirements of the Group, including capital expenditure, in a way that:

•	optimises the cost of capital

•	maximises shareholders’ returns, and

•	ensures that the group remains in a sound financial position.
There were no changes to the Group’s overall capital management approach during the current year.
The Group manages and makes adjustments to the capital structure as and when borrowings mature or as and when funding is required. This may take the form of raising equity, market or bank debt or hybrids thereof. Opportunities in the market are also monitored closely to ensure that the most efficient funding solutions are implemented.
The Group monitors capital using the ratio of net debt to adjusted EBITDA and takes into account the adoption of IFRS 16. Adjusted EBITDA is defined as profit or loss for the year adjusted for interest, taxation, amortisation and depreciation and certain other costs. For external borrowings entered into before 1 January 2019, the definition of adjusted EBITDA is as defined in the US$1,290 million term loan and revolving credit facilities agreement. For external borrowings entered into after 1 January 2019, the definition of adjusted EBITDA is as defined in the US$1,200 million term loan and revolving credit facilities agreement. Net debt
(pre-IFRS
16) is defined as total borrowing less cash and cash equivalents. Net debt (post-IFRS 16) is defined as total borrowing plus lease liabilities less cash and cash equivalents. The Group’s long-term target is a ratio of net debt to adjusted EBITDA of one times or lower. The bank covenants on external borrowings entered into before 1 January 2019 require a net debt to adjusted EBITDA ratio of 2.5 or below and the ratio is measured based on amounts in United States dollar. The bank covenants on external borrowings entered into after 1 January 2019 takes into account the adoption of IFRS 16 and require a net debt to adjusted EBITDA ratio of 3.5 or below and the ratio is measured based on amounts in United States dollar.

		2019	2018 Restated 1
	Notes	US$ million	US$ million
Borrowings	24	1,845.8	1,906.8
Less: Cash and cash equivalents	21	515.0	219.7

Net debt (pre-IFRS 16)		1,330.8	1,687.1
Add: Lease liability - IFRS 16		332.9

Net debt (post-IFRS 16)		1,663.7
Adjusted EBITDA (pre-IFRS 16)		1,233.3	1,111.6
Add: Lease payments		56.9

Adjusted EBITDA (post-IFRS 16)		1,290.2
Net debt to adjusted EBITDA (pre-IFRS 16)		1.08	1.52
Net debt to adjusted EBITDA (post-IFRS 16)		1.29

Reconciliation of profit/(loss) for the year to adjusted EBITDA:
Profit/(loss) for the year		174.7	(344.8)
Mining and income taxation		175.6	(65.9)
Royalties		73.7	62.5
Finance expense		102.2	88.0
Investment income		(7.3)	(7.8)
Loss/(gain) on financial instruments		238.0	(21.0)
Foreign exchange loss/(gain)		5.2	(6.4)
Amortisation and depreciation	2	610.0	668.4
Share-based payments		20.5	37.5
Long-term incentive plan		9.1	1.1
Restructuring costs		0.6	113.9
Silicosis settlement costs		(1.6)	(4.5)
Impairment, net of reversal of impairment of investments and assets		9.8	520.3
(Profit)/loss on disposal of assets		(1.2)	51.6
Share of results of equity accounted investees, net of taxation		(3.1)	13.1
Rehabilitation expense/(income)	7	13.4	(0.9)
Realised (loss)/gain on derivative contracts		(132.1)	53.8
Gain on acquisition of Asanko	15	—	(51.8)
Lease repayments		(56.9)	—
Other		2.7	4.5

		1,233.3	1,111.6

1	Refer note 42.